SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            THE ROCKLAND FUNDS TRUST
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                       The Rockland Small Cap Growth Fund

                      a series of The Rockland Funds Trust
                               Rockland, Delaware

Dear Fellow Shareholders:

                  I am writing to request that you consider and vote on several matters relating to your investment in the Rockland Small Cap Growth Fund (the "Fund"), to be considered at a Special Meeting of Shareholders of the Fund to be held in Rockland, Delaware on March 31, 2004.

                  First, election of all five current members of the Board of Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

                  Second, approval of a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Gould Investment Partners LLC ("GIP"). GIP is an investment advisory firm recently established by the Fund's portfolio manager, Richard H. Gould. Mr. Gould has been employed by the Fund's current investment adviser, Greenville Capital Management, Inc. ("Greenville") since 1994 and has served as the Fund's portfolio manager since its inception in 1996. Mr. Gould founded GIP to pursue a long-time goal of operating his own advisory firm managing assets according to the Rockland Small Cap Growth strategy, and we wish him the best of luck in his new venture.

                  The proposed new Investment Advisory Agreement with GIP has substantially similar terms and conditions as the current Investment Advisory Agreement between the Trust, on behalf of the Fund, and Greenville. The management fee payable under the proposed Investment Advisory Agreement with GIP is identical to the current management fee applicable to the Fund.

                  We believe that the recommended changes will provide the Fund with continued high quality management and investment advisory services, as further described in the attached proxy statement.

                  The proxy statement uses an introductory question-and-answer format designed to provide you with a simple and concise explanation of certain issues. We hope that this format will be helpful to you, and encourage you to read the entire proxy statement.

                  Your vote is important to the Fund. Thank you in advance for considering these issues and for promptly returning your proxy card.

                                         Sincerely,

                                         /s/ Charles S. Cruice
                                         ------------------------------

                                         Charles S. Cruice
                                         President

                       The Rockland Small Cap Growth Fund

                      a series of The Rockland Funds Trust

                    Notice of Special Meeting of Shareholders
                          to be held on March 31, 2004

                  A Special Meeting of Shareholders of the Rockland Small Cap Growth Fund (the "Fund"), will be held at the offices of Greenville Capital Management, Inc., 100 South Rockland Falls Road, Rockland, Delaware at 10:00 AM on March 31, 2004 (the "Meeting").

                  During the Meeting, shareholders of the Fund will consider and vote on the following proposals affecting the Fund, as more fully described in the attached proxy statement:

                  1. To elect each of the existing Trustees to the Board of Trustees of the Rockland Funds Trust to hold office until their successors are duly elected and qualified or until their earlier resignation or removal, as follows:

                         a. Charles S. Cruice
                         b. Richard H. Gould
                         c. George P. Keeley
                         d. Edwin W. Moats, Jr.
                         e. Dr. Peter Utsinger

                  2. To approve a new Investment Advisory Agreement between the Rockland Funds Trust, on behalf of the Fund, and Gould Investment Partners LLC, the investment advisory firm recently established by the Fund's current portfolio manager.

                  The Board of Trustees has fixed January 30, 2004 as the record date for determination of shareholders of the Fund entitled to vote at the Meeting.

                  Please note that a separate vote is required for each Proposal.

                                          By Order of the Board of Trustees,

                                          /s/ Jeffrey Rugen
                                          Jeffrey Rugen
                                          Secretary
Rockland, Delaware
February 20, 2004

--------------------------------------------------------------------------------
Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.
--------------------------------------------------------------------------------

                       The Rockland Small Cap Growth Fund

                      a series of The Rockland Funds Trust

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders to be held in Rockland, Delaware on March 31, 2004. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy card, we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board of Trustees' recommendations.

We urge you to spend a few minutes to review the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. We welcome your comments. If you have any questions, please call the Fund toll-free at 1-800-497-3933.

                                TABLE OF CONTENTS

PROXY STATEMENT                                                                                             Page
                                                                                                            ----
Questions and Answers.........................................................................................1

Information About Voting......................................................................................4

Proposal 1:   Election of Trustees............................................................................5

Proposal 2:   Approval of New Investment Advisory Agreement..................................................10

Exhibit:      Form of New Investment Advisory Agreement (marked to show changes).............................15

                       The Rockland Small Cap Growth Fund
                      a series of The Rockland Funds Trust

                                 PROXY STATEMENT

Questions and Answers

Who is asking for my vote?

The Board of Trustees of The Rockland Funds Trust (the "Trust"), is requesting your vote on several matters to be considered at the Special Meeting of the Shareholders of the Rockland Small Cap Growth Fund (the "Fund") to be held on March 31, 2004, or any adjournments thereof (the "Meeting").

On what issues am I being asked to vote?

You are being asked to (1) elect each of the current Trustees to continue to hold office until their successors are duly elected and qualified or until their earlier resignation or removal; and (2) to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Gould Investment Partners LLC ("GIP"). GIP is an investment advisory firm recently established by the Fund's portfolio manager, Richard H. Gould.

Why am I being asked to approve the proposed new Investment Advisory Agreement?

The Trust is governed by the Investment Company Act of 1940, as amended (the "Investment Company Act"), which generally requires that mutual fund shareholders approve any new investment advisory agreements for their mutual fund. This provision is designed to ensure that shareholders have a say in the company or persons that manage their fund. Under the Investment Company Act, therefore, the proposal to establish GIP as the Fund's new investment adviser requires that shareholders approve the new Investment Advisory Agreement.

The Fund's current investment adviser is Greenville Capital Management, Inc. ("Greenville"). Currently, Charles S. Cruice, the principal owner of Greenville, Mr. Gould and three other Greenville employees have an internal agreement to share, in specified percentages, any profits earned by Greenville under the Fund's existing investment advisory agreement.

Mr. Gould founded GIP for the purpose of serving as the new adviser for the Fund, and to manage other client assets, all according to the Rockland Small Cap Growth strategy. In order to establish GIP as the new investment adviser for the Fund, Mr. Gould, acting on behalf of GIP and its owners, negotiated an agreement with Mr. Cruice and other Greenville employees to effectively purchase their interests in Greenville's advisory agreement with the Fund. In addition, Mr. Gould and Mr. Cruice together presented the Board of Trustees of the Trust with a proposal for GIP to take over as the Fund's investment adviser under a new Investment Advisory Agreement. The Board approved the proposal, and therefore, you are now being asked to approve a new Investment Advisory Agreement for the Fund with GIP.

Will there be any significant changes in the management of the Fund in connection with the proposed change in the Adviser?

No. Mr. Gould will serve as chief executive officer and chief investment officer of GIP, and will continue to serve as the Fund's portfolio manager. GIP will initially also employ the following three persons, the first two of whom are currently employees of Greenville: Sanjay Upadhyaya will serve as vice president and chief trader for GIP; Linn M. Morrow will serve as vice president and chief marketing officer for GIP; and John H. Grady will serve as GIP's chief operating and compliance officer. Mr. Upadhyaya and Mr. Morrow have each been associated with the Fund at Greenville. The Fund is expected to continue receiving the same level and quality of management expertise and services as it currently enjoys.

Will there be any fee or other changes under the proposed new Investment Advisory Agreement?

No. There will be no change in the fees the Fund pays to the investment adviser. The proposed Investment Advisory Agreement with GIP will be substantially identical to the current agreement with Greenville, except for effectiveness and termination dates. Also, the proposed Investment Advisory Agreement has a section providing that it shall not become effective even after shareholder approval, until GIP's buy-out agreement with the principals of Greenville (described herein) is consummated. A copy of the proposed Investment Advisory Agreement (marked to show changes from the existing agreement) is attached as an Exhibit.

What vote is required to approve the new Investment Advisory Agreement?

Provided that a quorum is present, the approval of the new Investment Advisory Agreement requires the affirmative vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; whichever is less.

Why are the current Trustees being proposed for election by shareholders at this time?

The Investment Company Act contains various provisions relating to the composition of mutual fund boards, including requirements that certain percentages of fund board members be independent of management, and that certain percentages of fund board members be elected by shareholders. Since mutual funds are not required to have regular shareholder meetings to elect directors, the upcoming Meeting provides an opportunity to ensure that all of the members of the Board are elected by shareholders. It also provides the Board with greater flexibility in the future to appoint additional or replacement Board members if needed. All of the current Trustees are proposed for election as Trustees of the Trust. Following the shareholder meeting, if the proposed new Investment Advisory Agreement is approved by shareholders and goes into effect, Mr. Cruice intends to resign from the Board, and a new independent Trustee is expected to be appointed to replace Mr. Cruice. Thereafter, Mr. Cruice and his associates will continue to own and operate Greenville as a separate investment advisory firm.

What vote is required for election of the Trustees for the Board of Trustees?

Provided that a quorum is present, the election of each of the Trustees requires the affirmative vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting. This means that the nominees receiving the most votes for each Board position will be elected.

Who is eligible to vote?

Shareholders of record at the close of business on January 30, 2004 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement will be mailed to shareholders of record on or about February 20, 2004.

How do the Trustees recommend that I vote?

Over the course of three Board meetings held during November and December, 2003, the Board of Trustees of the Trust received and analyzed detailed information about the proposed new investment advisory arrangement with GIP, and determined to approve the proposed new Investment Advisory Agreement, as being in the best interests of Fund shareholders. The Board unanimously recommends that shareholders vote for each of the proposals.

How do I place my vote and whom do I call for more information?

You can vote in one of four ways:

         By Mail:              Use the enclosed Proxy Card to record your vote
                               for each proposal, and then return the card in
                               the postpaid envelope provided.
         By Telephone:         Please see the instructions on the Proxy Card.
         Using the Internet:   Please see the instructions on the Proxy Card.
         In Person:            By attending the Meeting and voting your shares.

Please call the Fund at (800) 497-3933 for additional information.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person, or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you simply sign and date the proxy card, but do not specify any vote for a Proposal, your shares will be voted FOR that Proposal.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to obtain a quorum or approve the proposals?

It is important that shareholders return their proxy cards to ensure that there is a quorum for the Meeting. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for the Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of the shareholders. If we do not receive your vote after several weeks, you may be contacted by officers of the Fund or its Adviser, who will remind you to vote your shares. If we do not receive sufficient votes to approve the proposals by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                       The Rockland Small Cap Growth Fund
                      a series of The Rockland Funds Trust

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                 March 31, 2004
Information About Voting

This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of the Rockland Small Cap Growth Fund (the "Fund"), the sole series of The Rockland Funds Trust (the "Trust"), by and on behalf of the Board of Trustees of the Trust. The Trust is a statutory trust formed under the laws of the State of Delaware.

The proxies are intended for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Greenville Capital Management, Inc. at 100 South Rockland Falls Road, Rockland, Delaware, on March 31, 2004 at 10:00 a.m., Eastern time, or any adjournments thereof, for the purposes set forth in the accompanying Notice.

Shares of the Fund entitled to be voted at the Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted. All shares of the Fund will vote together as a single class on each proposal, and shareholders of the Fund are entitled to one vote per share (and a fractional vote for any fractional share) on all the proposals.

Please indicate your voting instructions on the enclosed Proxy Card, sign and date the Card and return it in the envelope provided. If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement (please see the instructions on the Proxy Card). If your shares are held in the name of your broker, please contact your broker for instructions regarding how to vote your shares.

If your Proxy is properly signed, dated and returned in time to be voted at the Meeting, the Shares represented by it that you still hold will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by:
(1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated Proxy Card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

In the event a quorum for the Fund is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of the shareholders.

Your vote is important no matter how many shares you own. If you have any questions concerning the Proxy Statement or the procedures to be followed to execute and deliver a Proxy, please contact the Fund by calling U.S. Bancorp Fund Services, LLC toll-free at (800) 497-3933. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy Card promptly.

                                  Introduction

The Fund's portfolio manager, Richard H. Gould, has established a new investment advisory firm called Gould Investment Partners LLC ("GIP"), with the intention that GIP will take over from Greenville Capital Management, Inc. ("Greenville") as the investment adviser to the Fund. GIP also intends to manage other client accounts according to the Rockland Small Cap Growth investment strategy.

In connection with the formation of GIP, Mr. Gould, acting on behalf of GIP, negotiated an agreement with Charles S. Cruice and other Greenville employees (the "Greenville Employees") who currently share ownership interests with Mr. Gould in profits that Greenville may earn from agreements to deliver the Rockland Small Cap Growth Fund strategy to investors, including the Fund (the "Rockland Profits"). Under the agreement, GIP has agreed to effectively purchase the Greenville Employees' interests in the Rockland Profits (hereafter, the "Buy-Out"). The Buy-Out is subject to certain regulatory approvals and other closing conditions, as well as the approval by the Fund's shareholders of a new Investment Advisory Agreement with GIP to replace the existing agreement with Greenville. One of the closing conditions requires that GIP satisfy its obligation to deliver the negotiated payment to the Greenville Employees for GIP's purchase of their interests in the Rockland Profits.

There is no assurance that the regulatory approvals or other closing conditions will be met. Therefore, even if shareholders approve the proposed new Investment Advisory Agreement with GIP, there is a possibility that the Buy-Out might be delayed or might not occur. In that event, GIP will not take over as the new investment adviser to the Fund and Greenville will continue as the Fund's investment adviser.

In addition to approval of the new Investment Advisory Agreement with GIP, you are also being asked to re-elect the current Board of Trustees of the Trust. That proposal follows.

 PROPOSAL 1: To elect each of the existing Trustees to the Board of Trustees of the Rockland Funds Trust, to hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

Each of the current Trustees of the Trust are nominated for re-election at the upcoming meeting. The nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Biographical information regarding each of the current Trustees is provided in this Proposal.

The role of the Board of Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of its shareholders. The Trustees meet at least quarterly and review the operations of the Fund and the Fund's performance. The Trustees also oversee the services provided to the Fund by the investment adviser and the Fund's other service providers.

Selection and Nomination Process

The Board of Trustees is generally responsible for the nomination of persons for election to the Board. The selection and nomination of the Trustees who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. The Trust does not currently have a standing nominating committee or committee performing similar functions. Given the small size of the Trust, the small size of the Board of Trustees, and the fact that the majority of the members of the Board of Trustees are Independent Trustees, the Board does not believe that a separate nominating committee is necessary at this time. The Board of Trustees will, however, consider establishing a nominating committee in the future. If the Board of Trustees establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders) and specify minimum qualifications for any committee-recommended nominees.

At a meeting held on December 23, 2003, each of the current Trustees agreed to stand for re-election as Trustees at the Meeting. If elected, each nominee will serve until his successor is duly elected and qualified or he resigns or is removed. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees. The nominees are all currently Trustees of the Trust.

Background Information for Nominees and Executive Officers

Listed below, for each nominee, are their name, age and address, as well as their position and length of service with the Trust and principal occupation during at least the past five years, the number of portfolios in the fund complex that they oversee, and any other directorships held by the nominee.

Nominees for Independent Trustee:

                                                                               Number of
                                                                          Portfolios in Fund
                                                         Length of Time    Complex Overseen
    Name, Age and Address              Position              Served           by Trustee         Other Directorships Held
----------------------------------------------------------------------------------------------------------------------------
George P. Keeley (74)                   Trustee            Since 2000              1                       None
C/o Rockland Funds Trust
100 S. Rockland Falls Rd.
Rockland, DE 19732
Principal Occupation During at Least the Past 5 Years:
General partner of Meridian Venture Partners from 1985-1997. Retired in 1998. Director of Clearfield Energy (private oil and natural gas companies) since 1987.

----------------------------------------------------------------------------------------------------------------------------
Edwin W. Moats, Jr. (55)                Trustee            Since 1999              1                       None
Moats Enterprises
611 Commerce Street
Suite 3100
Nashville, TN  37203
Principal Occupation During at Least the Past 5 Years:
President of Moats Enterprises (investments and operations of restaurants, manufacturing and sports-related businesses)
since 1999.  Mr. Moats was President and CEO of Nascar Cafe from 1999 to 2002.  Mr. Moats was President of Logan's
Roadhouse, Inc. (restaurant chain) from 1992 to 1999 and CEO from 1995 to 1999.  Mr. Moats has been a partner in the Haury and Moats Company (franchisee of six Captain D's Seafood Restaurants) since 1977.  Mr. Moats was Chairman and CEO of
Metropolitan Federal Savings Bank from 1989 to 1991 and President and COO from 1984 to 1989.

----------------------------------------------------------------------------------------------------------------------------

                                                                               Number of
                                                                          Portfolios in Fund
                                                         Length of Time    Complex Overseen
    Name, Age and Address              Position              Served           by Trustee         Other Directorships Held
----------------------------------------------------------------------------------------------------------------------------
Dr. Peter Utsinger (58)                 Trustee            Since 1996              1                       None
c/o Rockland Funds Trust
100 S. Rockland Falls Rd.
Rockland, DE  19732
Principal Occupation During at Least the Past 5 Years:
Retired, was a practicing physician in arthritis and rheumatic diseases from 1970 when he received his M.D. from
Georgetown University to 1999.  Dr. Utsinger was Director of the Arthritis Clinical and Research unit at the University of
North Carolina and has written over 100 publications in his area of specialty.

----------------------------------------------------------------------------------------------------------------------------

Nominees for Interested Trustee:

                                                                               Number of
                                                                          Portfolios in Fund
                                                         Length of Time    Complex Overseen
    Name, Age and Address              Position              Served           by Trustee         Other Directorships Held
----------------------------------------------------------------------------------------------------------------------------
Charles S. Cruice (53)*                 Trustee            Since 1996              1                       None
100 S. Rockland Falls Rd.
Rockland, DE 19732
Principal Occupation During at Least the Past 5 Years:
President of Greenville Capital Management, the Fund's adviser, since its founding in 1989.  From 1978 until 1989, Mr.
Cruice was associated with Friess Associates Inc., a Wilmington, Delaware investment  management company. Mr. Cruice also was a director of The Brandywine Fund, an open-end mutual fund.  Mr. Cruice holds a B.A. from the University of Denver.

----------------------------------------------------------------------------------------------------------------------------
Richard H. Gould (43)*            Trustee & Treasurer      Since 1996              1                       None
100 S. Rockland Falls Rd.
Rockland, DE 19732
Principal Occupation During at Least the Past 5 Years:
Vice President of Greenville since 1994 and manager of the Fund since the Fund's inception in 1996. From 1987 until 1994,
Mr. Gould was associated with PNC Investment Management as an equity analyst and as the co-portfolio manager of the PNC
Small Cap Growth Fund. Mr. Gould received his Chartered Financial Analyst designation in 1989; became a Chartered Market
Technician in 1996; and received his B.S. in 1982 and his M.B.A. in Finance in 1985, both from The Pennsylvania State
University.

----------------------------------------------------------------------------------------------------------------------------

* Mr. Cruice and Mr. Gould are each "interested persons" of the Fund as defined by the Investment Company Act because they are affiliated with the Fund's adviser.

         The following tables provide the dollar range of the equity securities of the Fund beneficially owned by the Fund's Trustees as of December 31, 2003.

Independent Nominees:

                                      Dollar Range of Equity
     Name of Trustee                  Securities in the Fund
    -----------------------------------------------------------------
    George R. Keeley                      Over $100,000
    Edwin W. Moats, Jr.                   $10,001-$50,000
    Dr. Peter Utsinger                    Over $100,000

Interested Nominees:

                                       Dollar Range of Equity
        Name of Trustee                Securities in the Fund
      ------------------------------------------------------------
      Charles S. Cruice                    Over $100,000
      Richard H. Gould                     Over $100,000

Audit Committee

The Board of Trustees has established an Audit Committee made up of the Independent Trustees. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee: (1) oversees the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquires into the internal control over financial reporting of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors; and (4) acts as a liaison between the Fund's independent auditors and the full Board.

Board Compensation

The Trust currently pays the Independent Trustees a fee of $375, payable in Fund shares, per Board meeting attended. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting. During the fiscal year ended September 30, 2003, there were five meetings of the Board and two meetings of the Audit Committee. Each Trustee then in office, except Dr. Utsinger, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. Dr. Utsinger attended 67% or four of the six Board meetings.

Mr. Cruice and Mr. Gould, both interested Trustees, and certain officers of the Trust are currently employed by the Fund's adviser and have the right to share in the profits that the adviser earns by managing the Fund. Therefore, they may receive indirect compensation due to their participation in the advisory fees and other fees received by the Adviser from the Fund. The adviser pays the salaries and expenses of the Trustees and officers of the Trust who are affiliated with the adviser. No pension or retirement benefits are accrued as part of Fund expenses. The table below indicates the total fees paid to the Independent Trustees by the Trust during the fiscal year ended September 30, 2003.

                               Compensation from the
      Name of Trustee                 Trust
    --------------------------------------------------
    Dr. Peter Utsinger               $1,500
    Edwin W. Moats, Jr.              $1,875
    George Keeley                    $2,250

Communication with the Board of Trustees

The following is a process by which the Board of Trustees can receive communications from shareholders. Correspondence for the full Board should be addressed to the "Board of Trustees of the Rockland Funds Trust" and correspondence for individual Trustees should be addressed in the name of the individual Trustee, all at the following address: c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.

Executive Officers of the Trust

Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each executive officer, are their name, age and address, as well as their position and length of service with the Trust, and principal occupation during the past five years.

Name, Age and Address                Position                               Length of Time Served
----------------------------------------------------------------------------------------------------------------------------
Charles S. Cruice (53)               President                              Since 1996
100 S. Rockland Falls Rd.
Rockland, Delaware19732
Principal Occupation During the Past 5 Years:  Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles S. Cruice.

----------------------------------------------------------------------------------------------------------------------------
Richard H. Gould (43)                Treasurer                              Since 1996
100 S. Rockland Falls Rd.
Rockland, Delaware 19732
Principal Occupation During the Past 5 Years:  Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Richard H. Gould.

----------------------------------------------------------------------------------------------------------------------------
Jeffrey Rugen (44)                   Secretary                              Since 1994
100 S. Rockland Falls Rd.
Rockland, Delaware 19732
Principal Occupation During the Past 5 Years:  Head Trader and Director at Greenville since 1994.

----------------------------------------------------------------------------------------------------------------------------

Required Vote For Election Of Each Nominee

Provided that a quorum is present, the election of each of the Trustees requires the affirmative vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting.

       The Board of Trustees unanimously recommends that you vote in favor of the election of each of the Trustees in Proposal 1.

  PROPOSAL 2: To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Gould Investment Partners LLC, the investment advisory firm recently established by the Fund's current portfolio manager.

Why am I being asked to approve the proposed new Investment Advisory Agreement?

The Trust is registered under the Investment Company Act, which generally requires that mutual fund shareholders approve any new investment advisory agreement for their mutual fund. Under the Investment Company Act, therefore, the proposal to establish GIP as the Fund's new investment adviser requires that shareholders approve a new Investment Advisory Agreement between the Trust and GIP.

What are the details of the Buy-Out?

In connection with the establishment of GIP as a separate investment advisory firm, Mr. Gould, acting on behalf of GIP and its owners, negotiated an agreement with Mr. Cruice and certain other Greenville employees (the "Greenville Employees") who currently share ownership interests with Mr. Gould in profits that Greenville may earn from agreements to deliver the Rockland Small Cap Growth Fund strategy to investors, including the Fund (the "Rockland Profits"). Under the agreement, GIP has agreed to effectively purchase the Greenville Employees' interests in the Rockland Profits (the "Buy-Out"). As part of the negotiated Buy-Out, GIP will pay compensation to the Greenville Employees. The agreed-upon amount of payment, which is contingent upon shareholder approval of a new agreement between GIP and the Fund, is $1,925,000. It will be paid by GIP to the Greenville Employees, who are Mr. Cruice, Mr. Rugen and Ms. Lewis, and will be divided amongst them in accordance with their respective interest in the Rockland Profits. Mr. Cruice will receive the most significant portion of the payment, with the remaining amount divided between Mr. Rugen and Ms. Lewis.

For their part, under the Buy-Out agreement, the Greenville Employees have agreed to support the proposal being made by GIP to serve as investment adviser for the Fund, and to vote all shares of the Fund owned by them in favor of a proposed Investment Advisory Agreement between the Fund and GIP. The Greenville Employees have also agreed that, upon shareholder approval of a new advisory agreement between the Fund and GIP, they will resign from all offices they currently hold with the Trust. This means that, if the proposed new Investment Advisory Agreement with GIP is approved by shareholders and takes effect, Mr. Cruice will resign from the Board and other Trust officer positions and continue operating Greenville as a separate advisory firm with no connection to the Fund. Immediately thereafter, the Board would consist of the remaining four existing members. This structure will be consistent with a recent SEC proposal that would require at least 75% of a mutual fund's Board to be made up of independent Trustees (a majority is currently required), as well as the intention of the Board and the parties to the Buy-Out for at least 75% of the members of the Board to be independent for at least three years following the Buy-Out. Under the Buy-Out agreement, GIP will bear the expenses associated with these changes (other than legal fees incurred by the Greenville Employees).

The Buy-Out is subject to certain regulatory approvals and other closing conditions, as well as the approval by the Fund's shareholders of a new Investment Advisory Agreement with GIP to replace the existing agreement with Greenville. One of the closing conditions requires that GIP satisfy its obligation to deliver the negotiated payment to the Greenville Employees for GIP's purchase of their interests in the Rockland Profits.

Describe the personnel, proposed business operations and ownership of GIP.

GIP is a Pennsylvania limited liability company formed on December 3, 2003. It has applied for registration as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. GIP expects to become registered with the SEC shortly, and the proposed new Investment Advisory Agreement with GIP for the Fund will not become effective, and the transfer of the advisory function from Greenville to GIP will not be completed until GIP becomes registered with the SEC. GIP will initially employ four key persons, the first three of whom currently are employees of Greenville:
(1) Mr. Gould, who will serve as chief executive officer and chief investment officer of GIP; (2) Sanjay Upadhyaya, who will serve as a vice president and chief trader for GIP; (iii) Linn M. Morrow, who will act as GIP's vice president and chief marketing officer; and (iv) John H. Grady, who will act as GIP's chief operating and compliance officer. Currently, Mr. Gould is the Fund's portfolio manager, Mr. Upadhyaya handles trading and settlement for the Fund and Mr. Morrow provides institutional marketing services. Each of these gentlemen will perform similar services for the Fund at GIP. Mr. Grady is an experienced mutual fund lawyer and industry executive, and will be responsible for GIP's legal and regulatory obligations, and for non-investment operations.

In addition, GIP has arranged for William Wykle, who has in excess of 30 years of investment experience, to support GIP if Mr. Gould is incapacitated or becomes unable to perform his portfolio management or analytical duties. GIP further expects to hire at least one junior analyst in the next six months to augment Mr. Gould's efforts.

The parties to the Buy-Out agreement have agreed that Messrs. Gould, Upadhyaya and Morrow will continue as employees of Greenville until shareholders approve the new advisory agreement and the Buy-Out is consummated, at which time they will resign as employees of Greenville. Thereafter, Greenville will resign as investment adviser to the Fund and GIP will assume that role.

GIP has secured a capital investment of more than $2 million from a consortium of investors. The consortium will together own 25 percent of GIP's outstanding member interests. Other equity holders will include Messrs. Gould, Upadhyaya, Morrow and Grady, with Mr. Gould owning a majority of GIP's member interests.

Your approval of the proposed new Investment Advisory Agreement is not expected to change the level, nature or quality of services provided to the Fund.

Will there be any fee or other changes under the proposed new Investment Advisory Agreement?

No. The level of investment advisory fees payable under the proposed Investment Advisory Agreement is identical to that paid under the existing agreement. The proposed Investment Advisory Agreement with GIP will be substantially identical to the current agreement with Greenville, except for effectiveness and termination dates. Also, the proposed agreement has a section providing that the proposed Investment Advisory Agreement shall not become effective even after shareholder approval, until GIP's buy-out agreement with the principals of Greenville (described herein) is consummated. A copy of the proposed Investment Advisory Agreement (marked to show changes from the existing agreement) is attached as an Exhibit.

Will there be any significant changes in the management of the Fund in connection with the proposed change in the Adviser?

No. Mr. Gould will serve as chief executive officer and chief investment officer of GIP, and will continue to serve as the Fund's portfolio manager. The Fund is expected to continue receiving the same level and quality of management expertise and services as the Fund does now.

What vote is required to approve the new Investment Advisory Agreement?

Provided that a quorum is present, the approval of the new Investment Advisory Agreement requires the affirmative vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; whichever is less.

What is the Board's recommendation?

The Board of Trustees unanimously recommends that you approve Proposal 2. The Board of Trustees considered various factors in approving the proposed new Investment Advisory Agreement and recommending shareholder approval of the proposed new Investment Advisory Agreement. The Board considered the nature and quality of services provided by Mr. Gould and his team, as well as the anticipated continuation of the services by GIP. The Board sought and obtained information related to GIP's business plan, proposed operations, financial resources and personnel to confirm that GIP would continue to provide quality advisory services to the Fund. The Board noted that the terms of the proposed new Investment Advisory Agreement were substantially identical to the terms of the current agreement with Greenville. The Board also took into consideration that the Greenville Employees together with Mr. Gould were jointly recommending approval of the proposed new Investment Advisory Agreement and had made arrangements for the transition of advisory services for the Fund from Greenville to GIP. Based on these factors, among others, the Board of Trustees unanimously recommends that you approve Proposal 2.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUND

Current Investment Adviser. Greenville Capital Management, Inc., a Delaware corporation, currently serves as the Fund's investment adviser. The address of Greenville is 100 South Rockland Falls Road, Rockland, Delaware 19732. Charles
S. Cruice owns a majority voting interest in Greenville.

Proposed Investment Adviser. Gould Investment Partners LLC, a Pennsylvania limited liability company, will serve as the Fund's investment adviser provided shareholders approve Proposal 2, and the Buy-Out is consummated. GIP's business address is 1235 Westlakes Drive, Berwyn, PA 19312.

Fund Services. The transfer agent, administrator and fund accountant for the Fund is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Distributor. The distributor for the Fund is Turner Investment Distributors, Inc. 1205 Westlakes Drive, Berwyn, Pennsylvania 19312.

Custodian. The custodian for the Fund is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Reports to Shareholders and Financial Statements. The Fund's last audited financial statements and annual report, for the fiscal year ended September 30, 2003, are available free of charge. To obtain a copy, please call 1-800-497-3933 or forward a written request to U.S. Bancorp Fund Services, LLC, for overnight deliveries: Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or for regular mail deliveries: P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Principal Shareholders. As of January 30, 2004, the Fund had 6,404,091 shares outstanding. The following shareholders owned of record more than 5% of the Fund as of that date:

          Name                              Shares Owned          Percentage of Fund
          ----                              ------------          ------------------
Charles Schwab & Co. Inc.                    2,310,379                  36.08%
For the benefit of customers
101 Montgomery Street
San Francisco, CA  94104-4122

Charles S. Cruice                              617,018                   9.63%
Greenville Capital Management Inc.
100 South Rockland Falls Road
Rockland, DE  19087

National Investor Services                     364,282                   5.69%
For the benefit of customers
55 Water Street, 32nd Floor
New York, NY  10041

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares of the Fund outstanding.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Any cost of soliciting proxies will be borne by GIP and not by the Fund. GIP will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. GIP intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares of the Fund held in their name, for which no instructions are received, by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. One-third of the Fund's outstanding shares of beneficial interest, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Other Matters and Discretion of Persons Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund c/o U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                      By order of the Board of Trustees,

                                      /s/ Jeffrey Rugen
                                      Jeffrey Rugen
                                      Secretary

Dated:  February 20, 2004
Rockland, Delaware

                            THE ROCKLAND FUNDS TRUST
                     [FORM OF ]INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is entered into as of the 18[___] day of November[________], 1996,[2004,] between The Rockland Funds Trust, a Delaware [statutory] business trust (the "Trust"), and Greenville Capital Management, Inc.[Gould Investment Partners LLC], a Delaware corporation[Pennsylvania limited liability company] ("Greenville[GIP]").

                               W I T N E S S E T H

         WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust is authorized to create separate series, each with its own separate investment portfolio (the "Funds"), and the beneficial interest in each such series will be represented by a separate series of shares (the "Shares"). In addition, Each series may issue one or more classes of shares.

         WHEREAS, Greenville[GIP] is a registered investment adviser, engaged in the business of rendering investment advisory services.

         WHEREAS, in managing the Trust's assets, as well as in the conduct of certain of its affairs, the Trust seeks the benefit of Greenville[GIP]'s services and its assistance in performing certain managerial functions. Greenville[GIP] desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

         NOW THEREFORE, the parties mutually agree as follows:

         1. Appointment. The Trust hereby appoints Greenville[GIP] as investment adviser for each of the Funds of the Trust on whose behalf the Trust executes an Exhibit to this Agreement, and Greenville[GIP], by execution of each such Exhibit, accepts the appointments. Subject to the direction of the Board of Trustees (the "Trustees") of the Trust, Greenville[GIP] shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund's investment objective and policies and limitations, for the period and upon the terms herein set forth. The investment of funds shall also be subject to all applicable restrictions of the Trust's Declaration of Trust and Bylaws as may from time to time be in force.

         2. Expenses Paid by Greenville[GIP]. In addition to the expenses which Greenville[GIP] may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, Greenville[GIP] shall incur and pay all reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not interested persons (as that term is defined in Section 2(a)(19) of the Act) of Greenville[GIP], including all expenses related to the Trust's offices.

         3. Investment Advisory Functions. In its capacity as investment adviser, Greenville[GIP] shall have the following responsibilities:

                  (a) To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investments of the Funds, the investment recommendations of Greenville[GIP], and the investment considerations which have given rise to those recommendations; and

                  (c) To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Trust.

The services of Greenville[GIP] are not to be deemed exclusive and Greenville[GIP] shall be free to render similar services to others as long as its services for others do not in any way hinder, preclude or prevent Greenville[GIP] from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Greenville[GIP], Greenville[GIP] shall not be subject to liability to the Trust, the Funds, or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         4. Obligations of the Trust. The Trust shall have the following obligations under this Agreement:

                  (a) To keep Greenville[GIP] continuously and fully informed as to the composition of the Funds' investments and the nature of all of its assets and liabilities;

                  (b) To furnish Greenville[GIP] with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds' shareholders or to any governmental body or securities exchange;

                  (c) To furnish Greenville[GIP] with any further materials or information which Greenville[GIP] may reasonably request to enable it to perform its functions under this Agreement; and

                  (d) To compensate Greenville[GIP] for its services in accordance with the provisions of paragraph 5 hereof.

         5. Compensation. Each Fund shall pay to Greenville[GIP] for its services a monthly fee, as set forth on the Exhibit(s) hereto, payable on the last day of each month during which or during part of which this Agreement is in effect. For the month during which this Agreement becomes effective and any month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective. Greenville[GIP] may from time to time and for such periods as it deems appropriate reduce its compensation (and/or assume expenses) for one or more of the Funds.

         6. Expenses Paid by Trust.

                  (a) Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon Greenville[GIP] the obligation to incur, pay, or reimburse the Trust for any expenses not specifically assumed by Greenville[GIP] under paragraph 2 above. Each Fund shall pay or cause to be paid all of its expenses and the Fund's allocable share of the Trust's expenses, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of Greenville[GIP]; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; and all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds.

                  (b) If expenses borne by a Fund in any fiscal year (including Greenville[GIP]'s fee, but excluding interest, taxes, fees incurred in acquiring and disposing of Fund securities and, to the extent permitted, extraordinary expenses), exceed those set forth in any statutory or regulatory formula prescribed by any state in which Shares of a Fund are registered at such time, Greenville[GIP] will reimburse the Fund for any excess.

         7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund. Greenville[GIP] is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Greenville[GIP] may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Greenville[GIP] determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Greenville[GIP]. In placing Fund business with such broker or dealers, Greenville[GIP] shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all Fund transactions, and the Trustees may establish policies or guidelines to be followed by Greenville[GIP] in placing Fund transactions for the Funds pursuant to the foregoing provisions.

         8. Proprietary Rights. Greenville[GIP] has proprietary rights in each Fund's name and the Trust's name. Greenville[GIP] may withdraw the use of such names from the Fund or the Trust.

         9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act), provided in either case that 60 days' written notice of termination be given to Greenville[GIP] at its principal place of business. This Agreement may be terminated by Greenville[GIP] at any time by giving 60 days' written notice of termination to the Trust, addressed to its principal place of business.

         10. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the Act) of this Agreement.

         11. Term. This[The effectiveness of this Agreement is conditioned upon certain contingencies, including shareholder approval of the Agreement and the successful Closing of that certain transaction by and between GIP, on the one hand, and Mssrs. Cruice and Rugan and Ms. Lewis on the other (as that term is defined in the Letter Agreement between the afore-named parties dated as of December 23, 2003). Provided the contingencies are met, this] Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit(s) and shall continue in effect with respect to each Fund for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose.

         12. Amendments. This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Trustees or by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act) of each Fund.

         This Agreement will become binding on the parties hereto upon their execution of the Exhibit(s) to this Agreement.

                                    EXHIBIT A
                                     to the
                          Investment Advisory Agreement

                              ROCKLAND GROWTH FUND

         For all services rendered by Greenville[GIP] hereunder, the above-named Fund shall pay Greenville[GIP] and Greenville[GIP] agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1.00% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Greenville[GIP] monthly.

         Executed this 18 day of November, 1996.[___ day of _________, 2004.]

                                     GREENVILLE CAPITAL MANAGEMENT, INC.



                                     [GOULD INVESTMENT PARTNERS LLC]



                                     [By:                                      ]


                                     By: /s/ Charles S. Cruice, President
                                          Charles S. Cruice, President




                                     THE ROCKLAND FUNDS TRUST



                                     [By:                                      ]


                                     By: /s/ Charles S. Cruice, President
                                          Charles S. Cruice, President

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                   **** 3 EASY WAYS TO VOTE YOUR PROXIES ****

        To vote by Telephone            To vote by Internet             To vote by Mail

1) Read the Proxy Statement and    1) Read the Proxy Statement and   1) Read the Proxy Statement.
   have this card at hand.            have this card at hand.

2) Call 1-800-690-6903.            2) Go to www.proxyweb.com.        2) Mark your vote using the Proxy
                                                                        Card on reverse.

3) Follow the simple recorded      3) Follow the simple on-screen    3) Return the card in the postage-
   instructions.                      instructions.                     paid envelope provided.

4) Keep this card for your         4) Keep this card for your
   records.                           records.

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  MARCH 31, 2004
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

THE ROCKLAND FUNDS TRUST: ROCKLAND SMALL CAP GROWTH FUND

The undersigned hereby revokes all previous proxies for his or her shares and appoints Richard H. Gould and Jeffrey Rugen, and each of them, proxies of the undersigned with full power of substitution to vote all shares of The Rockland Small Cap Growth Fund (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Greenville Capital Management, Inc., 100 South Rockland Falls Road, Rockland, Delaware at 10:00 a.m. Eastern time on March 31, 2004, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

[down arrow]               PLEASE VOTE, DATE, SIGN AND PROMPTLY
                           RETURN IN THE ACCOMPANYING ENVELOPE.
                         NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                             Dated: _________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature                                                     (Sign in the Box)
Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


[down arrow]                                  [down arrow]    ROCKLAND FUNDS

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.     /X/


[down arrow]                                                        [down arrow]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ROCKLAND FUNDS TRUST SMALL CAP GROWTH FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2.

Proposal 1- To elect each of the existing Trustees to the Board of Trustees of          FOR               WITHHOLD
            the Rockland Funds Trust to hold office until their successors are      all nominees        authority to
            duly elected and qualified or until their earlier resignation or       listed (except)      vote for all
            removal, as follows:                                                     as marked           nominees
                                                                                       below).            listed,
            (01) Charles S. Cruice      (04) Edwin W. Moats, Jr.
            (02) Richard H. Gould       (05) Dr. Peter Utsinger                         / /                 / /
            (03) George Keeley

       To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

       -------------------------------------------------------------------------

Proposal 2- To approve a new Investment Advisory Agreement between the Rockland       FOR       AGAINST       ABSTAIN
            Funds Trust, on behalf of the Rockland Small Cap Growth Fund, and
            Gould Investment Partners LLC, the investment advisory firm recently      / /         / /           / /
            established by the Fund's current portfolio manager.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[down arrow]                                                        [down arrow]